UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2005

Date of Report (Date of Earliest Event Reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 East Bonita Avenue, Pomona, California 91767

(Address of principal executive offices) (Zip Code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Keystone Automotive Industries, Inc. news release dated June 3, 2005, announcing its financial and operating results for its fiscal year ended April 1, 2005, filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

The following exhibit is filed herewith:

Exhibit 99.1	Keystone Automotive Industries, Inc. News Release issued June 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2005

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

By	/s/ James C. Lockwood
James C. Lockwood, Secretary